Exhibit 3.43

Form 642 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: See instructions	[Seal] Certificate of Conversion of a Limited Partnership Converting to a Limited Liability Company	This space is reserved for office use. FILED In the Office of the Secretary of State of Texas DEC 21 2006 Corporations Section

Converting Entity Information

The name of the converting limited partnership is:

Straus-Frank Enterprises Limited

The jurisdiction of formation of the limited partnership is: Texas

The date of formation of the limited partnership is: December 28, 1998

The file number, if any, issued to the limited partnership by the secretary of state is: 11574810

Plan of Conversion—Alternative Statements

The limited partnership named above is converting to a limited liability company. The name of the limited liability company is:

Straus-Frank Enterprises LLC

The limited liability company will be formed under the laws of:          Texas

☐ The plan of conversion is attached.

If the plan of conversion is not attached, the following statements must be completed.

☒ Instead of attaching the plan of conversion, the limited partnership certifies to the following statements:

A signed plan of conversion is on file at the principal place of business of the limited partnership, the converting entity. The address of the principal place of business of the limited partnership is:

2635 E. Millbrook Rd	Raleigh	NC	USA	27604
Street or Mailing Address	City	State	Country	Zip Code

A signed plan of conversion will be on file after the conversion at the principal place of business of the limited liability company, the converted entity. The address of the principal place of business of the limited liability company is:

2635 E. Millbrook Rd	Raleigh	NC	USA	27604
Street or Mailing Address	City	State	Country	Zip Code

A copy of the plan of conversion will be furnished on written request without cost by the converting entity before the conversion or by the converted entity after the conversion to any owner or member of the converting or converted entity.

Form 642

Certificate of Formation for the Converted Entity

☒ The converted entity is a Texas limited liability company. The certificate of formation of the Texas limited liability company is attached to this certificate either as an attachment or exhibit to the plan of conversion, or as an attachment or exhibit to this certificate of conversion if the plan has not been attached to the certificate of conversion.

Approval of the Plan of Conversion

The plan of conversion has been approved as required by the laws of the jurisdiction of formation and the governing documents of the converting entity.

Effectiveness of Filing (Select either A, B, or C.)

A.    This document becomes effective when the document is accepted and filed by the secretary of state.

B.    ☒ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: January 1, 2007 at 12:01 a.m.

C.    ☐ This document takes effect upon the occurrence of the future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: December 13, 2006		GULF STATES SUPPLY LLC, General Partner

	By:	/s/ JOHN W. GARDNER
JOHN W. GARDNER Manager
Signature and title of authorized person on behalf of the converting entity

Form 642	2

Form 205 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX 512 463-5709 Filing Fee: $300	[Seal] Certificate of Formation Limited Liability Company	This space is reserved for office use. FILED In the Office of the Secretary of State of Texas DEC 21 2006 Corporations Section

Article 1 – Entity Name and Type

The filing entity being formed is a limited liability company. The name of the entity is:

Straus-Frank Enterprises LLC

The name must contain the words “limited liability company,” “limited company,” or an abbreviation of one of these phrases.

Article 2 – Registered Agent and Registered Office (Select and complete either A or B and complete C)

☒ A. The initial registered agent is an organization (cannot be entity named above) by the name of:

Corporation Service Company dba CSC - Lawyers Incorporating Service Company

OR

☐ B. The initial registered agent is an individual resident of the state whose name is set forth below:

First Name	M.I.	Last Name	Suffix

C. The business address of the registered agent and the registered office address is:

1964 South Alamo	San Antonio	TX	78204
Street Address	City	State	Zip Code

Article 3—Governing Authority (Select and complete either A or B and provide the name and address of each governing person.)

☒ A. The limited liability company will have managers. The name and address of each initial manager are set forth below.

☐ B. The limited liability company will not have managers. The company will be governed by its members, and the name and address of each initial member are set forth below.

  NAME OF GOVERNING PERSON (Enter the name of either an individual or an organization, but not both.)

IF INDIVIDUAL

	First Name	M.I.	Last Name	Suffix
OR
IF ORGANIZATION

Gulf States Supply LLC
Organization Name

ADDRESS OF GOVERNING PERSON
c/o CRANC, Inc. 2635 E. Millbrook Rd	Raleigh	NC	USA	27604
Street or Mailing Address	city	State	Country	Zip Code

Form 205

NAME OF GOVERNING PERSON (Enter the name of either an individual or an organization, but not both.)
IF INDIVIDUAL

	First Name	M.I.	Last Name			Suffix
OR
IF ORGANIZATION

Organization Name
ADDRESS OF GOVERNING PERSON

Street or Mailing Address			City	State	Country	Zip Code

NAME OF GOVERNING PERSON (Enter the name of either-an individual or an organization, but not both.)
IF INDIVIDUAL

	First Name	M.I.	Last Name			Suffix
OR
IF ORGANIZATION

Organization Name
ADDRESS OF GOVERNING PERSON

Street or Mailing Address			City	State	Country	Zip Code

Article 4 — Purpose

The purpose for which the company is formed is for the transaction of any and all lawful purposes for which a limited liability company may be organized under the Texas Business Organizations Code.

Supplemental Provisions/Information

Text Area: [The attached addendum, if any, is incorporated herein by reference.]

The converted entity is being formed pursuant to the plan of conversion.

On behalf of the converting entity:

Straus-Frank Enterprises Limited

2635 E. Millbrook Rd., Raleigh, NC 27604

a Texas limited partnership formed 12-28-98.

Form 205

Organizer

The name and address of the organizer:

John W. Gardner

Name

2635 E. Millbrook Rd	Raleigh	NC	27604
Street or Mailing Address	City	State	Zip Code

Effectiveness of Filing (Select either A, B, or C.)

A.    ☐ This document becomes effective when the document is filed by the secretary of state.

B.    ☒ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: January 1, 2007 at 12:01 a.m.

C.     ☐ This document takes effect upon the occurrence of the future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: December 13, 2006

/s/ JOHN W. GARDNER
Signature of organizer
JOHN W. GARDNER

Form 205

Form 403 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filing Fee: $15	[Seal] Certificate of Correction	This space reserved for office use. FILED In the Office of the Secretary of State of Texas FEB 06 2007 Corporations Section

Entity Information

The name of the filing entity is:

Straus-Frank Enterprises LLC

State the name of the entity as currently shown in the records of the secretary of state. If the certificate of correction corrects the name of the entity, state the present name and not the name as it will be corrected.

The file number issued to the filing entity by the secretary of state is: 0800750049

Filing Instrument to be Corrected

The filing instrument to be corrected is :    Certificate of Conversion

The date the filing instrument was filed with the secretary of state: Dec. 21, 2006 mm/dd/yyyy

Identification of Errors and Corrections (Indicate the errors that have been made by checking the appropriate box or boxes; then provide the corrected text.)

☐ The entity name is inaccurate or erroneously stated. The corrected entity name is:

☐ The registered agent name is inaccurate or erroneously stated. The corrected registered agent name is:

Corrected Registered Agent

(Complete either A or B, but not both.)

A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

B. The registered agent is an individual resident of the state whose name is:

First	Middle	Last Name	Suffix

Form 403

☒ The registered office address is inaccurate or erroneously stated. The corrected registered office address is:

Corrected Registered Office Address

701 Brazos Street, Suite 1050	Austin	TX	78701
Street Address (No P.O. Box)	City	State	Zip Code

☐ The purpose of the entity is inaccurate or erroneously stated. The purpose is corrected to read as follows:

☐ The period of duration of the entity is inaccurate or erroneously stated.

The period of duration is corrected to read as follows:

Identification of Other Errors and Corrections

(Indicate the other errors and corrections that have been made by checking and completing the appropriate box or boxes.)

☐ Other errors and corrections. The following inaccuracies and errors in the filing instrument are corrected as follows:

☐ Add         Each of the following provisions was omitted and should be added to the filing instrument. The identification or reference of each added provision and the full text of the provision is set forth below.

☐ Alter The following identified provisions of the filing instrument contain inaccuracies or errors to be corrected. The full text of each corrected provision is set forth below:

☐ Delete Each of the provisions identified below was included in error and should be deleted.

Form 403

☐ Defective Execution The filing instrument was defectively or erroneously signed, sealed, acknowledged or verified. Attached is a correctly signed, sealed, acknowledged or verified instrument.

Statement Regarding Correction

The filing instrument identified in this certificate was an inaccurate record of the event or transaction evidenced in the instrument, contained an inaccurate or erroneous statement, or was defectively or erroneously signed, sealed, acknowledged or verified. This certificate of correction is submitted for the purpose of correcting the filing instrument.

Effectiveness of Filing

After the secretary of state files the certificate of correction, the filing instrument is considered to have been corrected on the date the filing instrument was originally filed except as to persons adversely affected. As to persons adversely affected by the correction, the filing instrument is considered to have been corrected on the date the certificate of correction is filed by the secretary of state.

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: 1/4/06

/s/ James S. Felman
James S. Felman, Asst. Sec.
Signature and title of authorized person (see instructions)

Form 403

	Office of the Secretary of State	Filed in the Office of the
	Corporations Section	Secretary of State of Texas
[Seal]	P.O. Box 13697	Filing #: 800750049 10/30/2009
	Austin, Texas 78711-3697	Document #: 281719918971
	(Form 408)	Image Generated Electronically

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is

Straus-Frank Enterprises LLC

The entity’s filing number is    800750049

2.

The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

701 Brazos, Suite 1050, Austin, TX 78701

3.

The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

211 E. 7th Street, Suite 620, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date:    10/30/2009

Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

Name of Registered Agent

/s/ John H. Pelletier
John H. Pelletier Asst. VP
Signature of Registered Agent

FILING OFFICE COPY

	Office of the Secretary of State	Filed in the Office of the
	Corporations Section	Secretary of State of Texas
[Seal]	P.O. Box 13697	Filing #: 800750049 5/27/2010
	Austin, Texas 78711-3697	Document #: 309668290004
	(Form 503)	Image Generated Electronically
for Web Filing

ASSUMED NAME CERTIFICATE

FOR FILING WITH THE SECRETARY OF STATE

1.    The assumed name under which the business or professional service is or is to be conducted or rendered is:

CARQUEST AUTO PARTS

2.    The name of the entity as stated in its certificate of formation, application for registration, or comparable document is:

Straus-Frank Enterprises LLC

3.    The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is TEXAS and the address of its registered or similar office in that jurisdiction is: 211 E. 7th Street, Suite 620, Austin, TX, USA 78701-3218

4.    The period, not to exceed 10 years, during which the assumed name will be used is:

05/27/2020

5.    The entity is a: Domestic Limited Liability Company (LLC)

6.    The entity’s principal office address in Texas is:

1964 South Alamo, San Antonio, TX, USA 78204

7.    The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

8.    The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are:

ALL COUNTIES

9.    The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Straus-Frank Enterprises LLC

Name of the entity

By	/s/ J. Hines Johnson III, Manager

Signature of officer, general partner, manager,

representative or attorney-in-fact of the entity

FILING OFFICE COPY

Form 503 (Revised 09/13) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	[Seal] Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas JUL 14 2014 Corporations Section

Assumed Name

1.    The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Advance Auto Parts

Entity Information

2.    The legal name of the entity filing the assumed name is:

Straus-Frank Enterprises LLC

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐	For-profit Corporation	☒	Limited Liability Company
☐	Nonprofit Corporation	☐	Limited Partnership
☐	Professional Corporation	☐	Limited Liability Partnership
☐	Professional Association	☐	Cooperative Association
☐	Other

Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is:

5. The state, country, or other jurisdiction of formation of the entity is: Texas

6. The entity’s principal office address is:

5008 Airport Road
Street or Mailing Address
Roanoke	VA	USA	24012
City	State	Country	Postal or Zip Code

Period of Duration

☒ 7a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ 7b. The period during which the assumed name will be used is          years from the date of filling with the secretary of state (not to exceed 10 years).

OR

☐ 7c. The assumed names will be used until                                (not to exceed 10 years).

mm/dd/yyyy

Form 503	12

County or Counties in which Assumed Name Used

8. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date: July 10, 2014

/s/ Rachel E. Geiersbach
Rachel E. Geiersbach Asst. Secretary

Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

Form 503

Form 401

[Seal]
Secretary of State		Filed in the Office of the
P.O. Box 13697		Secretary of State of Texas
Austin, TX 78711-3697		Filing #: 800750049 07/10/2015
FAX: 512/463-5709	Statement of Change of	Document #: 614811140007
	Registered Office/Agent	Image Generated Electronically
Filing Fee: See Instructions		for Web Filing

Entity Information

The name of the entity is:

Straus-Frank Enterprises LLC

The file number issued to the entity by the secretary of state is: 800750049

The registered agent and registered office of the entity as currently shown on the records of the secretary of state are:

Corporation Service Company dba CSC - Lawyers Incorporating Service Company 211 E. 7th Street, Suite 620, Austin, TX, USA 78701-3218

Change to Registered Agent/Registered Office

The following changes are made to the registered agent and/or office information of the named entity:

Registered Agent Change

☒ A. The new registered agent is an organization by the name of:

National Registered Agents, Inc.

OR

☐ B. The new registered agent is an individual resident of the state whose name is:

Registered Office Change

☒ C. The business address of the registered agent and the registered office address is changed to:

1999 Bryan St. Suite 900, Dallas, TX, USA 75201-3136

The street address of the registered office as stated in this instrument is the same as the registered agent’s business address.

Consent of Registered Agent

☐ A. copy of the consent of registered agent is attached.

☒ B. The consent of the registered agent is maintained by the entity.

Statement of Approval

The change specified in this statement has been authorized by the entity in the manner required by the BOC or in the manner required by the law governing the filing entity, as applicable.

Effectiveness of Filing

☒ A. This document becomes effective when the document is filed by the secretary of state.

☐ B. This document becomes effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: July 10, 2015	/s/ Todd Svoboda

                                                             Signature of authorized person(s)

FILING OFFICE COPY

Filed in the Office of the
	Office of the Secretary of State	Secretary of State of Texas
	Corporations Section	Filing #: 800750049 10/13/2017
[Seal]	P.O. Box 13697	Document #: 766417730002
	Austin, Texas 78711-3697	Image Generated Electronically
	(Form 503)	for Web Filing

ASSUMED NAME CERTIFICATE

FOR FILING WITH THE SECRETARY OF STATE

1.    The assumed name under which the business or professional service is or is to be conducted or rendered is:

Worldquest

2.    The name of the entity as stated in its certificate of formation, application for registration, or comparable document is:

Straus-Frank Enterprises LLC

3.    The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is TEXAS and the address of its registered or similar office in that jurisdiction is: 1999 Bryan St. Suite 900, Dallas, TX, USA 75201-3136

4.    The period, not to exceed 10 years, during which the assumed name will be used is:

10/13/2027

5.    The entity is a: Domestic Limited Liability Company (LLC)

6.    The entity’s principal office address is:

5008 Airport Road, Roanoke, VA, USA 24012

7.    The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

8.    The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are:

ALL COUNTIES

9.    The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Straus-Frank Enterprises LLC

Name of the entity

By:	/s/ Rachel E. Geiersbach

Signature of officer, general partner, manager,

representative or attorney-in-fact of the entity

FILING OFFICE COPY